UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2018 (May 9, 2018)

Emerald Expositions Events, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31910 Del Obispo Street Suite 200 San Juan Capistrano, California	92675
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 9, 2018, Emerald Expositions Events, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy.

At the Annual Meeting, stockholders considered and voted on the following proposals, each of which is described in more detail in the Company’s proxy statement dated March 29, 2018, (the "Proxy Statement"): (1) the election of two Class I directors for terms expiring at the 2021 annual meeting of stockholders; and (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the current fiscal year.

The voting results at the Annual Meeting with respect to each of the matters described above, were as follows:

Proposal One:	Election of Class I Directors

Nominees	For	Withheld	Broker Non-Votes
Amir Motamedi	61,273,766	9,907,466	880,067
Jeffrey Naylor	63,227,370	7,953,862	880,067

Proposal Two:	Ratification of Selection of Independent Registered Public Accounting Firm

For	72,058,460
Against	2,839
Abstain	0
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2018		EMERALD EXPOSITIONS EVENTS, INC.

	By:	/s/ David Gosling
David Gosling
Senior Vice President, General Counsel and Secretary